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                                                                 EXHIBIT 10.5.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT


           THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 27th day of August, 1999, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors") and FIRST UNION NATIONAL BANK ("Lender").


                              W I T N E S S E T H:


         WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, as further amended by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999 (as amended, the "Credit Agreement") pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $3,300,000 pursuant to the Facility B Commitment; and

         WHEREAS, Borrower and Lender desire to further amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. Amendments. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

                  2.1. New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:

                           "Bostic Note" shall mean that certain Promissory
                  Note dated as of August 27, 1999 made by the Borrower payable to the order of R. Stephen Bostic or any successor holder thereof as "Payee" in the original principal amount of $1,000,000.

                           "Cash Infusion Event" shall have the meaning given
                  to such term in Section 8.15 of this Agreement.

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                           "Net Cash Proceeds" shall mean the aggregate cash
                  payments received, net of all legal, accounting, brokerage and all other types of fees and expenses, including any commissions, incurred in connection with such cash payments.

                           "Proceeding" means any (a) insolvency, bankruptcy,
                  receivership, liquidation, reorganization, readjustment, composition or other similar proceeding of Borrower, (b) proceeding for any liquidation, dissolution or other winding-up of Borrower, voluntary or involuntary, whether or not involving an insolvency or bankruptcy proceeding, (c) assignment for the benefit of creditors of Borrower, (d) sale of all or any substantial part of the assets of Borrower, or
                  (e) any marshaling of the assets or liabilities of Borrower.

                           "Third Amendment" shall mean that certain Third
                  Amendment to Credit Agreement, dated as of August 27, 1999, between Borrower and Lender.

                           "Third Amendment Effective Date" shall mean that
                  date on which all of the conditions precedent set forth in
                  Section 3 of the Third Amendment have been satisfied and the Third Amendment has become effective.

                  2.2. Existing Definitions. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Facility B Commitment" and "Facility B Termination Date" and substituting in lieu thereof the following new definitions of such terms:

                           "Facility B Commitment" means the obligation of the
                  Lender to make Loans to the Borrower pursuant to Section 2.1(b) hereof in an aggregate principal amount at any time outstanding not to exceed during the applicable periods set forth below, the amount set forth below in respect of each such period:


                                 Period:                                                Facility Amount
                                 First Amendment Effective                                 $  650,000
                                 Date - 05/31/99
                                 06/01/99 - 06/30/99                                       $2,800,000
                                 07/01/99 - 08/31/99                                       $3,300,000
                                 09/01/99 - 09/30/99                                       $2,800,000
                                 10/01/99 - 10/31/99                                       $2,300,000
                                 11/01/99 - 12/30/99                                       $1,300,000
                                 Thereafter                                                $        0


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                  as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof; provided, however, if the Cash Infusion Event occurs by August 31, 1999, then the periods and the facility amounts applicable the Facility B Commitment shall be as follows:


                                 Period:                                                Facility Amount
                                 First Amendment Effective                                 $  650,000
                                 Date - 05/31/99
                                 06/01/99 - 06/30/99                                       $2,800,000
                                 07/01/99 - 09/30/99                                       $3,300,000
                                 10/01/99 - 10/31/99                                       $2,800,000
                                 11/01/99 - 11/30/99                                       $2,300,000
                                 12/01/99 - 12/31/99                                       $1,800,000
                                 01/01/00 - 01/31/00                                       $1,300,000
                                 02/01/00 - 02/29/00                                       $  800,000
                                 Thereafter                                                $        0

                           "Facility B Termination Date" means the earliest of
                  (a) December 31, 1999, (b) the date of termination by the Borrower pursuant to Section 2.5(a), (c) the Termination Date; and (d) the date of termination by the Lender pursuant to Section 11.2(a); provided, however, if the Cash Infusion Event occurs by August 31, 1999, the date "December 31, 1999" in part (a) of this paragraph shall be replaced with the date March 1, 2000.

                  2.3. Cash Infusion Covenant. Article 8 of the Credit Agreement is hereby amended by adding in the appropriate numerical order the following new Section 8.15, to read as follows:

                           SECTION 8.15 Cash Infusion Event. Cause, on or prior
                  to August 31, 1999, Borrower to receive Net Cash Proceeds in an amount not less than $1,000,000 from the incurrence of debt or the issuance of equity, in either case on terms and evidenced by documentation in form and substance satisfactory to the Lender in its sole discretion, which consent shall be evidenced by a writing delivered to Borrower by Lender (the "Cash Infusion Event"). In connection with such Cash Infusion Event, the Borrower may grant to the source of such debt or equity infusion a security interest in any tax refund claim of Borrower arising in connection with Borrower's federal or state income taxes for its tax year ending September 30, 1999 (not to exceed the amount of Net Cash Proceeds from any such infusion made by such third party), subject to the security interest of Lender and on such terms and conditions as are acceptable to the Lender in its sole discretion, which shall include without limitation that the sole source of repayment from the Borrower shall be any such tax refund claim described in this Section and that such third party shall enter


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                  into an intercreditor agreement with Lender on term and
                  conditions acceptable to Lender.

                  2.4. Indebtedness. Section 10.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting in lieu thereof a new Section 10.1 to read as follows:

                           SECTION 10.1 Limitations on Debt. Create, incur,
                  assume or suffer to exist any Debt or Contingent Obligations except:

                           (a)      the Obligations;

                           (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Lender;

                           (c) Debt (i) existing on the Closing Date and not otherwise permitted under this Section 10.1, as set forth on Schedule 6.1(u) and the renewal and refinancing (but not the increase) thereof plus (ii) additional purchase money Debt of the Borrower and its Subsidiaries or Debt incurred in connection with Capital Lease in an aggregate outstanding amount not to exceed, in the case of this clause (ii), $4,000,000, during the Fiscal Year of Borrower ending December 31, 1999, and $8,000,000 in the aggregate during the term of this Agreement;

                           (d) intercompany Debt between the Borrower and any Guarantor or between Guarantors; and

                           (e) Debt incurred pursuant to Section 8.15 of this Agreement and evidenced by the Bostic Note;

                  provided, that none of the Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Borrower to make any payment to the Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations.

                  2.5. Liens. Section 10.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting in lieu thereof a new Section 10.2 to read as follows:

                           SECTION 10.2 Limitations on Liens. Create, incur,
                  assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of Capital Stock), real or personal, whether now owned or hereafter acquired, except:


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                           (a)      Liens for taxes, assessments and other
                  governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental
                  Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired;

                           (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals or similar Liens imposed by law incurred in the ordinary course of business (i) which are not overdue for a period of more than thirty (30) days or
                  (ii) which are being contested in good faith and by appropriate proceedings;

                           (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations and deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under insurance policies;

                           (d)      Liens of the Lender;

                           (e)      Liens not otherwise permitted by this
                  Section 10.2 and in existence on the Closing Date and described on Schedule 10.2;

                           (f) Liens securing Debt permitted under Section 10.1(c)(ii); provided that (i) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt,
                  (iii) the amount of Debt secured thereby is not increased and
                  (iv) the principal amount of Debt secured by any such Lien shall at no time exceed ninety percent (90%) of the original purchase price of such property at the time it was acquired; and

                           (g) Liens on the Borrower's right to any tax refund claim of Borrower arising in connection with Borrower's federal or state income taxes for its tax year ending September 30, 1999 to the extent permitted by Section
                  8.15 and subject to the Liens of the Lender, granted to secure Borrower's obligations under the Bostic Note.

                  2.6. Restrictive Payments. Article 10 of the Credit Agreement is hereby amended by adding, in appropriate numerical order, the following new Section 10.12 to read as follows

                           SECTION 10.12 Restrictive Payments. Make any payment
                  or distribution of cash or property or both, directly or indirectly, in respect of (a) the principal balance of the Bostic Note except from proceeds of any tax refund claim of Borrower arising in connection with Borrower's federal or state income taxes for its tax year ending September 30, 1999, or (b) interest or any other amount due


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                  under the Bostic Note (other than principal) or under the
                  security agreement executed in connection therewith if (y) any Proceeding shall have occurred or (z) Borrower shall have failed to pay any amounts then due and owing to First Union in respect of the Obligations.

                  2.7. Events of Default. Section 11.1(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting in lieu thereof a new Section 11.1(d) to read as follows:

                           (d) Default in Performance of Covenants and Conditions. The Borrower or any Subsidiary thereof shall default in the performance or observance of (i) any term, covenant, condition or agreement contained in Article 7 or 8 hereof (excluding Sections 7.5 and 8.15 hereof) and such default shall continue unremedied for thirty (30) days or
                  (ii) any other term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document.

         3. Conditions Precedent. The amendments and consents contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements:

                  (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

                  (b) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

                  (c) a certificate of the secretary or assistant secretary of each Credit Party certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, and ratifying the execution and delivery of the Second Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;


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                  (d)      a consent and acknowledgment to an intercreditor
         agreement to be entered into between the Lender and R. Stephen Bostic in connection with the execution and delivery by the Borrower of the Bostic Note; and

                  (e) such other instruments, documents and agreements as the Lender may reasonably request.

         4. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         5. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         6. Counterparts. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

         7. Further Assurances. Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         10. No Claim. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.


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                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                           CREDIT PARTIES:

                                           BORROWER:

                                           EDUTREK INTERNATIONAL, INC.

                                           By:
                                               ---------------------------------
                                               R. Steven Bostic
                                               Chairman of the Board and
                                               Chief Executive Officer


                                           Attest:

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                [CORPORATE SEAL]








                      (signatures continued on next page)



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                   (signatures continued from previous page)

                                  GUARANTORS:

[CORPORATE SEAL]                  EDUTREK SYSTEMS, INC.

                                  By:
                                      ------------------------------------------
                                      R. Steven Bostic
                                      Chief Executive Officer

[CORPORATE SEAL]                  AMERICAN INTERCONTINENTIAL
                                  UNIVERSITY, INC.

                                  By:
                                      ------------------------------------------
                                      R. Steven Bostic
                                      Chief Executive Officer

[CORPORATE SEAL]                  AMERICAN COLLEGE IN LONDON, LTD, U.S.

                                  By:
                                      ------------------------------------------
                                      R. Steven Bostic
                                      Chief Executive Officer

[CORPORATE SEAL]                  AMERICAN EUROPEAN MIDDLE EAST CORPORATION, LLC

                                  By: American College in London, Ltd., U.S.

                                      By:
                                         ---------------------------------------
                                         R. Steven Bostic
                                         Chief Executive Officer





                      (signatures continued on next page)







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                   (signatures continued from previous page)

                                            LENDER:

                                            FIRST UNION NATIONAL BANK


                                            By:
                                               ---------------------------------
                                               Christopher W. Woomer
                                               Vice President